                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 16, 2004
                                                          -------------

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-31014                52-2181356
         --------                      --------               ----------
(State or other Jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)           Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
                      ------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the obligation of the registration under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(c) Exhibits:


EXHIBIT NO.     DESCRIPTION
-----------     -----------

   4.1* Stock Purchase Agreement by and among HealthExtras, Inc. and Kenneth J. Sack and The Sack Family Trust, dated as of June 18, 2004.

   4.2* Registration Rights Agreement by and among HealthExtras, Inc. and Kenneth J. Sack and the Sack Family Trust, dated as of June 18, 2004.

  23.1         Consent of Kauffman, Rossin & Company (filed herewith).

  99.1*        Press Release, dated June 23, 2004.

------------------------
* Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2004, and incorporated herein by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 2004                       By: /s/ Michael P. Donovan
                                                    ----------------------------
                                                    Michael P. Donovan
                                                    Chief Financial Officer and
                                                    Chief Accounting Officer